                                                                   EXHIBIT 10.21

                          TRW AUTOMOTIVE HOLDINGS CORP.
                            2003 STOCK INCENTIVE PLAN

                                     GENERAL
                      NON-QUALIFIED STOCK OPTION AGREEMENT

                  THIS AGREEMENT, is made effective as of [__________] (the
"DATE OF GRANT"), between TRW Automotive Holdings Corp. (the "COMPANY") and
[_____________] (the "PARTICIPANT").

                                R E C I T A L S:
                                - - - - - - - -

                  WHEREAS, the Company has adopted the Plan (as defined below), the terms of which are hereby incorporated by reference and made a part of this
Agreement; and

                  WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the Options provided for herein to the Participant pursuant to the Plan and the terms set forth herein.

                  NOW, THEREFORE, in consideration of the mutual covenants
hereinafter set forth, the parties agree as follows:

                  1. Definitions. Whenever the following terms are used in this
Agreement, they shall have the meanings set forth below. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.

                  (a) "CAUSE" means, "Cause" as defined in the Closing Date
Employment Agreement or, if not defined therein or if there is no such agreement, "Cause" means (i) such Participant's continued failure substantially to perform such Participant's duties (other than as a result of total or partial incapacity due to physical or mental illness) for a period of 10 days following written notice by the Company or any of its Subsidiaries or Affiliates to the
Participant of such failure, (ii) dishonesty in the performance of the
Participant's duties, (iii) such Participant's conviction of, or plea of nolo contendere to, a crime constituting (A) a felony under the laws of the United
States or any state thereof or (B) a misdemeanor involving moral turpitude, (iv)
such Participant's willful malfeasance or willful misconduct in connection with such Participant's duties or any act or omission which is injurious to the financial condition or business reputation of the Company or any of its
Subsidiaries or Affiliates or (v) such Participant's breach of any non-competition, non-solicitation or confidentiality provisions to which the
Participant is subject.

                  (b) "CLOSING DATE" means the closing of the transactions
contemplated under the Master Purchase Agreement, dated as of November 18, 2002, between BCP Acquisition Company L.L.C. and Northrop Grumman Corporation, as
amended by Amendment No. 1 thereto, dated as of December 20, 2002, among BCP
Acquisition Company L.L.C., Northrop Grumman Corporation, TRW Inc. and TRW
Automotive Inc., as the same may be further amended, modified or supplemented.

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                  (c) "CLOSING DATE EMPLOYMENT AGREEMENT" means an employment agreement between the Company or any of its Subsidiaries and the Participant
which is entered into as of or after the Closing Date (as the same may be amended, modified or supplemented in accordance with the terms thereof).

                  (d) "DISABILITY" means, "disability" as defined in the Closing
Date Employment Agreement or, if not defined therein or if there shall be no such agreement, "disability" of the Participant shall have the meaning ascribed to such term in the Company's long-term disability plan or policy, as in effect from time to time.

                  (e) "EMPLOYEE STOCKHOLDERS AGREEMENT" means the Employee
Stockholders Agreement, dated as of the Closing Date (as amended from time to time), among the Company and the other parties thereto.

                  (f) "EXPIRATION DATE" means the tenth anniversary of the Date of Grant.

                  (g) "OPTION" means, collectively, the Tier I Time Option, Tier
II Time Option and Tier III Time Option.

                  (h) "PLAN" means the TRW Automotive Holdings Corp. 2003 Stock
Incentive Plan, as the same may be amended, supplemented or modified from time to time.

                  (i) "TIER I TIME OPTION" means an Option with respect to which the terms and conditions are set forth in Section 2 of this Agreement.

                  (j) "TIER II TIME OPTION" means an Option with respect to
which the terms and conditions are set forth in Section 2 of this Agreement.

                  (k) "TIER III TIME OPTION" means an Option with respect to which the terms and conditions are set forth in Section 2 of this Agreement.

                  (l) "VESTED PORTION" means, at any time, the portion of an
Option which has become vested, as described in Section 3 of this Agreement.

                  2. Grant of Options. The Company hereby grants to the
Participant the right and option to purchase, on the terms and conditions hereinafter set forth, the number of Shares subject to the Tier I Time Option,
Tier II Time Option and Tier III Time Option set forth on Schedule A attached hereto, subject to adjustment as set forth in the Plan. The purchase price of the Shares subject to the Option (the "OPTION PRICE") shall be (i) $[Price paid by Investors] per Share, with respect to the Tier I Time Option, (ii) $[2X Price paid by Investors] per Share, with respect to the Tier II Time Option and (iii)
$[3X Price paid by Investors] per Share, with respect to the Tier III Time
Option. The Option is intended to be a non-qualified stock option, and is not intended to be treated as an option that complies with Section 422 of the
Internal Revenue Code of 1986, as amended.

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                  3. Vesting of the Options.

                  (a) In General. Subject to Sections 3(b) and 3(c), each of the
Tier I Time Option, Tier II Time Option and Tier III Time Option shall vest and become exercisable with respect to twenty percent (20%) of the Shares subject to each such Time Option on the first anniversary of the Date of Grant and shall vest and become exercisable with respect to an additional twenty percent (20%)
of the Shares subject to each Option on each subsequent anniversary of the Date of Grant, until such Shares subject to each Option is 100% vested.

                  (b) Change of Control. Notwithstanding the foregoing, upon a
Change of Control, the unvested portion of the Option, to the extent not previously cancelled or forfeited, shall immediately become vested and exercisable.

                  (c) Termination of Employment. If the Participant's employment with the Company and its Affiliates terminates for any reason, the Option, to the extent not then vested, shall be immediately canceled by the Company without consideration. The Vested Portion of the Option shall remain exercisable for the period set forth in Section 4(a) of this Agreement.

                  4. Exercise of Options.

                  (a) Period of Exercise. Subject to the provisions of the Plan and this Agreement, the Participant may exercise all or any part of the Vested
Portion of an Option at any time prior to the Expiration Date. Notwithstanding the foregoing, if the Participant's employment terminates prior to the
Expiration Date, the Vested Portion of an Option shall remain exercisable for the period set forth below:

                    (i) Death or Disability. If the Participant's employment
         with the Company and its Affiliates terminates due to the Participant's death or Disability, the Participant may exercise the Vested Portion of an Option for a period ending on the earlier of (A) two years following the date of such termination and (B) the Expiration Date;

                    (ii) Termination other than for Cause. If the Participant's employment with the Company and its Affiliates is terminated for any reason other than by the Company or its Affiliates for Cause or due to the Participant's death or Disability, the Participant may exercise the
         Vested Portion of an Option for a period ending on the earlier of (A)
         90 days following the date of such termination and (B) the Expiration
         Date; and

                    (iii) Termination for by the Company for Cause. If the
         Participant's employment with the Company and its Affiliates is terminated by the Company for Cause, the Vested Portion of an Option
         shall terminate in full and cease to be exercisable.

                  (b) Method of Exercise.

                    (i) Subject to Section 4(a) of this Agreement, the Vested
         Portion of an Option may be exercised by delivering to the Company at its principal office written notice of intent to so exercise; provided that the Option may be exercised with respect to

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         whole Shares only. Such notice shall specify the number of Shares for which the Option is being exercised and shall be accompanied by payment in full of the aggregate Option Price. Payment of the aggregate Option
         Price may be made (A) in cash, or its equivalent, (B) to the extent permitted by the Committee, by transferring Shares having a Fair Market
         Value equal to the aggregate Option Price for the Shares being purchased to the Company and satisfying such other requirements as may be imposed by the Committee; provided that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee or generally accepted accounting principles), (C) if there is a public market for the Shares at such time, subject to such rules as may be established by the
         Committee, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate
         Option Price, or (D) such other method as approved by the Committee. No
         Participant shall have any rights to dividends or other rights of a stockholder with respect to the Shares subject to an Option until the
         Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

                    (ii) Notwithstanding any other provision of the Plan or this
         Agreement to the contrary, absent an available exemption to registration or qualification, an Option may not be exercised prior to the completion of any registration or qualification of the Option or the Shares under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange that the Committee shall in its sole reasonable discretion determine to be necessary or advisable.

                    (iii) Upon the Company's determination that an Option has
         been validly exercised as to any of the Shares, the Company shall issue certificates in the Participant's name for such Shares. However, the
         Company shall not be liable to the Participant for damages relating to any delays in issuing the certificates to the Participant, any loss by the Participant of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

                    (iv) In the event of the Participant's death, the Vested
         Portion of an Option shall remain vested and exercisable by the
         Participant's executor or administrator, or the person or persons to whom the Participant's rights under this Agreement shall pass by will or by the laws of descent and distribution as the case may be, to the extent set forth in Section 4(a) of this Agreement. Any heir or legatee of the Participant shall take rights herein granted subject to the terms and conditions hereof.

                    (v) As a condition to the exercise of any Option evidenced by this Agreement, the Participant shall execute the Employee
         Stockholders Agreement.

                  5. No Right to Continued Employment. Neither the Plan nor this
Agreement shall be construed as giving the Participant the right to be retained in the employ of, or in any consulting relationship to, the Company or any
Affiliate. Further, the Company or its Affiliate may at any time dismiss the
Participant or discontinue any consulting relationship, free from any

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liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

                  6. Legend on Certificates. The certificates representing the
Shares purchased by exercise of an Option shall be subject to such stop transfer orders and other restrictions as the Committee may deem reasonably advisable under the Plan or the rules, regulations, and other requirements of the
Securities and Exchange Commission, any stock exchange upon which such Shares are listed, any applicable federal or state laws and the Company's Articles of
Incorporation and Bylaws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  7. Transferability. Unless otherwise determined by the
Committee, an Option may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. During the Participant's lifetime, an Option is exercisable only by the Participant.

                  8. Withholding. The Participant may be required to pay to the
Company or its Affiliate and the Company or its Affiliate shall have the right and is hereby authorized to withhold from any payment due or transfer made under the Option or under the Plan or from any compensation or other amount owing to a
Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of the Option, its exercise, or any payment or transfer under the Option or under the Plan and to take such action as may be necessary in the option of the Company to satisfy all obligations for the payment of such taxes.

                  9. Securities Laws. Upon the acquisition of any Shares
pursuant to the exercise of an Option, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

                  10. Notices. Any notice under this Agreement shall be
addressed to the Company in care of its General Counsel at the principal executive office of the Company and to the Participant at the address appearing in the personnel records of the Company for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

                  11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws.

                  12. Options Subject to Plan and Employee Stockholders
Agreement. By entering into this Agreement the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan and the Employee Stockholders Agreement. The Options

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and the Shares received upon exercise of the Options are subject to the Plan and the Employee Stockholders Agreement. The terms and provisions of the Plan and the Employee Stockholders Agreement as it may be amended from time to time are hereby incorporated by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan or the Employee
Stockholders Agreement, the applicable terms and provisions of the Plan or the
Employee Stockholders Agreement will govern and prevail. In the event of a conflict between any term or provision of the Plan and any term or provision of the Employee Stockholders Agreement, the applicable terms and provisions of the
Employee Stockholders Agreement will govern and prevail.

                  13. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Any counterpart or other signature hereupon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

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                  IN WITNESS WHEREOF, this Agreement has been executed and
delivered by the parties hereto.

                                   TRW AUTOMOTIVE HOLDINGS CORP.

                                   By __________________________
                                      Its ______________________

                                   -------------------------------
                                   Participant

                                                                      SCHEDULE A

The number of Shares subject to each Option is set forth below:

Tier I Time Option:

Tier II Time Option:

Tier III Time Option: